UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2023, The Middleby Corporation, a Delaware corporation (the “Company”), held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). There were a total of 53,685,200 outstanding shares of common stock entitled to vote at the Annual Meeting, of which 48,972,179 were present or represented by proxy. At the Annual Meeting, the Company’s stockholders cast their votes as described below. The proposals are described in the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on March 31, 2023.

1.	ELECTION OF DIRECTORS

Proposal one was the election of seven (7) directors. The shares present were voted as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Gordon O’Brien	44,005,429	1,709,754	31,617	3,225,379
Timothy J. FitzGerald	45,347,570	367,958	31,272	3,225,379
Sarah Palisi Chapin	41,039,804	4,676,044	30,952	3,225,379
Cathy L. McCarthy	44,505,855	1,209,611	31,334	3,225,379
John R. Miller III	41,361,485	4,353,771	31,544	3,225,379
Robert A. Nerbonne	44,489,804	1,225,376	31,620	3,225,379
Nassem Ziyad	45,287,903	426,992	31,905	3,225,379

Pursuant to the foregoing votes, all seven nominees listed above were elected to the Company’s Board of Directors to serve until the Company’s 2024 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal.

2.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal two was the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The shares present were voted as follows:

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTES:
40,981,287	4,715,782	49,731	3,225,379

Pursuant to the foregoing votes, proposal two was approved on an advisory basis.

3.	FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal three was the approval, on an advisory basis, of the frequency of holding an advisory vote on the executive compensation of the Company’s named executive officers. The shares present were voted as follows:

ONE YEAR:	TWO YEARS:	THREE YEARS:	ABSTAIN:
44,909,441	7,554	794,413	35,392

Pursuant to the foregoing votes, the selection of “ONE YEAR” with respect to proposal three was approved on an advisory basis. The Company will hold an advisory vote on executive compensation every year until the next required non-binding, advisory vote on the frequency of the advisory vote on executive compensation.

4.	RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal four was the ratification of the selection of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending December 30, 2023. The shares present were voted as follows:

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTES:
48,684,952	258,528	28,699	0

Pursuant to the foregoing votes, proposal four was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Date: May 19, 2023	By:	/s/ Bryan E. Mittelman
Bryan E. Mittelman
Chief Financial Officer